UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 19, 2013

RVUE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-54348	94-3461079
(Commission File Number)	(IRS Employer Identification No.)

10740B West Grand Avenue, Franklin Park, Illinois 60131
(Address of Principal Executive Offices) (Zip Code)

(855) 261-8370

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 19, 2013, rVue Holdings, Inc. (the “Company”) appointed Thomas L. Harrison as a member of its Board of Directors (the “Board”).  Mr. Harrison is expected to be named to the Audit and Compensation Committees of the Company.

Mr. Harrison has not been involved in any transaction with the Company that would require disclosure under Item 404(a) of the Regulation S-K.

Item 8.01.	Other Events.

On September 20, 2013, the Company issued a press release announcing the appointment of Mr. Harrison as a member of its Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated September 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

Dated: September 25, 2013	By:	/s/ Mark Pacchini
Mark Pacchini
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 20, 2013